UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to §240.14a-12
STEADFAST APARTMENT REIT III, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

18100 Von Karman Avenue, Suite 500 Irvine, California 92612 (949) 852-0700 www.steadfastreits.com
Steadfast Apartment REIT III, Inc.
June 15, 2017
Dear Stockholder:
On behalf of the Board of Directors, I cordially invite you to attend the 2017 Annual Meeting of Stockholders of Steadfast Apartment REIT III, Inc., to be held on Tuesday, August 8, 2017 at 8:30 a.m. Pacific Time at our corporate offices at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612. We look forward to your attendance.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information on the matters to be voted on at the 2017 Annual Meeting of Stockholders. Our Board of Directors has fixed the close of business on May 15, 2017, as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2017 Annual Meeting of Stockholders or any adjournment or postponement thereof.
Your vote is very important. Regardless of the number of shares you own, it is important that your shares be represented at the 2017 Annual Meeting of Stockholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2017 ANNUAL MEETING OF STOCKHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it in the accompanying self-addressed, postage-paid return envelope. You may also electronically submit your proxy by internet at www.proxypush.com/STARIII or vote by telephone by calling (866)-858-9527 and following the instructions provided.
Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at the 2017 Annual Meeting of Stockholders, but will assure that your vote will be counted if you are unable to attend the 2017 Annual Meeting of Stockholders.
YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER AND FOR YOUR CONTINUED SUPPORT OF OUR COMPANY.
Sincerely,
Rodney F. Emery
Chairman of the Board
Chief Executive Officer

STEADFAST APARTMENT REIT III, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 8, 2017
NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of Steadfast Apartment REIT III, Inc. (the “Company,” “we,” “our,” or “us”), will be held on Tuesday, August 8, 2017 at 8:30 a.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612 for the following purposes:

1.
to elect to the Board of Directors of the Company the five nominees named in the attached proxy statement to serve until the Company’s 2018 Annual Meeting of Stockholders and until each of their successors is duly elected and qualify;

2.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	to consider and vote upon a proposal to amend our Second Articles of Amendment and Restatement (our “Charter”) to comply with requests from a state securities administrator;

4.
to consider and vote upon a proposal to amend our Charter to permit the declaration and payment of varying dividends or other distributions with respect to the shares of any class of our common stock; and

5.	to transact such other business properly coming before the 2017 Annual Meeting of Stockholders or any adjournment or postponement thereof.
These items are discussed in the following pages, which are made part of this notice. Our stockholders of record on May 15, 2017 are entitled to vote at the 2017 Annual Meeting of Stockholders. We reserve the right, in our sole discretion, to adjourn the 2017 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.
You may obtain directions to attend the 2017 Annual Meeting of Stockholders by calling Investor Relations at (877) 240-7264.
Please sign and date the accompanying proxy card and return it promptly in the accompanying self-addressed, postage-paid return envelope whether or not you plan to attend. You may also submit your proxy by internet at www.proxypush.com/STARIII or by telephone by calling (866)-858-9527. Instructions are included with the proxy card. Your vote is important to us and we urge you to submit your ballot early. You may revoke your proxy at any time prior to its exercise. If you attend the 2017 Annual Meeting of Stockholders, you may vote in person, even if you previously returned your proxy card or authorized a proxy electronically.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 8, 2017

Our proxy statement, form of proxy card and 2016 Annual Report are also available at www.proxypush.com/STARIII.

STEADFAST APARTMENT REIT III, INC.
18100 Von Karman Avenue
Suite 500
Irvine, CA 92612
(949) 852-0700

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Steadfast Apartment REIT III, Inc. (the “Company,” “we,” “our,” or “us”) for use in voting at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) to be held on Tuesday, August 8, 2017 at 8:30 a.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, and at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders provided with this proxy statement.
This proxy statement, form of proxy, and voting instructions are first being mailed or given to stockholders on or about June 15, 2017.
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	Why did you send me this proxy statement?

A:
We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the 2017 Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who is not able to attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Rodney F. Emery and Ana Marie del Rio, each of whom serves as an officer of the Company, as your proxies, and you are giving them permission to vote your shares of common stock at the 2017 Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions, in which case they will vote “FOR ALL” the nominees for the Board of Directors, “FOR” the ratification of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017, “FOR” the amendments to our Second Articles of Amendment and Restatement (our “Charter”) to comply with requests from a state securities administrator, and “FOR” the amendment to our Charter to permit the declaration and payment of varying dividends or other distributions with respect to the shares of any class of our common stock. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. This is why it is important for you to return the proxy card to us (or submit your proxy via telephone or electronically) as soon as possible whether or not you plan on attending the meeting.

Q:	When is the annual meeting and where will it be held?

A:	The 2017 Annual Meeting will be held on Tuesday, August 8, 2017 at 8:30 a.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612.

Q:	What is the purpose of the 2017 Annual Meeting?

A:
Management will respond to questions from stockholders. In addition, representatives of Ernst & Young, our independent registered public accounting firm, are expected to be available during the 2017 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.

At the 2017 Annual Meeting, stockholders will vote upon the following:

•
the election to the Board of Directors the five nominees named in this proxy statement to serve until the Company’s 2018 Annual Meeting of Stockholders and until each of their successors is duly elected and qualify;

•	the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

•	the amendments to our Charter to comply with requests from a state securities administrator;

•	the amendment to our Charter to permit the declaration and payment of varying dividends or other distributions with respect to the shares of any class of our common stock; and

•	the transaction of such other business properly coming before the 2017 Annual Meeting or any adjournment or postponement thereof.
No cumulative voting is authorized, and dissenters’ rights are not applicable to matters being voted upon.

Q:	What is the Board of Directors’ voting recommendation?

A:
Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendation of the Board of Directors. The Board of Directors recommends that you vote your shares:

“FOR ALL” five nominees to the Board of Directors;
“FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2017;
“FOR” the amendments to our Charter to comply with requests from a state securities administrator; and
“FOR” the amendment to our Charter to permit the declaration and payment of varying dividends or other distributions with respect to the shares of any class of our common stock.

Q:	Who is entitled to vote?

A:
Only stockholders of record at the close of business on May 15, 2017 (the “Record Date”) are entitled to receive notice of the 2017 Annual Meeting and to vote the shares of common stock of the Company that they held on the Record Date at the 2017 Annual Meeting, or any postponements or adjournments of the 2017 Annual Meeting. As of the Record Date, we had 3,969,572 shares of common stock issued and outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each proposal to be voted on during the 2017 Annual Meeting.

Q:	What constitutes a quorum?

A:
If a majority of the shares outstanding on the Record Date are present at the 2017 Annual Meeting, either in person or by proxy, we will have a quorum at the meeting permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Q:	What vote is required to approve each proposal that comes before the 2017 Annual Meeting?

A:
Election of Directors.    To elect the nominees for the Board of Directors, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. This means that a nominee for the Board of Directors needs to receive more votes for his or her election than withheld from or present but not voted in his or her election in order to be elected to the Board of Directors. Because of this requirement, “withheld” votes and broker non-votes will have the effect of a vote against a nominee for the Board of Directors. If an incumbent nominee for the Board of Directors fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualify.

Ratification of Auditors.    To approve the ratification of the appointment of Ernst & Young, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will have no impact on the proposal to ratify the appointment of Ernst & Young.
Charter Amendment Proposals.    Approval of each of the two proposals to amend our Charter requires the affirmative vote of a majority of all votes entitled to be cast on each such proposal, with each class of shares voting together as a single class. Abstentions and broker non-votes will have the effect of a vote against a proposal to amend our Charter.

Q:	Can I attend the 2017 Annual Meeting?

A:
You are entitled to attend the 2017 Annual Meeting if you are a stockholder of record or a beneficial holder as of the close of business on May 15, 2017, or you hold a valid legal proxy for the 2017 Annual Meeting. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the 2017 Annual Meeting. You should be prepared to present photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date as well as your photo identification for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the 2017 Annual Meeting.

Q:	How do I vote my shares at the 2017 Annual Meeting?

A:	You may vote your shares in the following manner:

•	Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed, postage-paid return envelope.

•	Authorizing a Proxy by Telephone — Stockholders may authorize a proxy by calling (866) 858-9527 and following the instructions provided.

•	Authorizing a Proxy by Internet — Stockholders may authorize a proxy by completing the electronic proxy card at www.proxypush.com/STARIII.

•	In Person at the Meeting — Stockholders of record may vote in person at the 2017 Annual Meeting. Written ballots will be passed out to those stockholders who want to vote at the meeting.

If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank, broker or nominee in street name at the 2017 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	Can I revoke my proxy after I return my proxy card or after I authorize a proxy via the internet?

A:	If you are a stockholder of record as of May 15, 2017, you may revoke your proxy at any time before the proxy is exercised at the 2017 Annual Meeting by:

•	delivering to our Secretary a written notice of revocation;

•	returning a properly signed proxy bearing a later date; or

•	attending the 2017 Annual Meeting and voting in person (although attendance at the 2017 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).
To revoke a proxy previously submitted by mail, telephone or internet you may simply authorize a proxy again at a later date using the procedures set forth above, but before the deadline for mail, telephone or internet voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked.
If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

Q:	What happens if additional proposals are presented at the 2017 Annual Meeting?

A:
Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the 2017 Annual Meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How will shares be voted if a stockholder does not give specific voting instructions in the proxy submitted by the stockholder?

A:
If you submit a proxy but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Annual Meeting of Stockholders, your shares will be voted as recommended by the Board of Directors on those proposals.

Q:	Will my vote make a difference?

A:
Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at our annual meetings to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder proxies. We encourage you to participate in the governance of the Company and welcome your attendance at the 2017 Annual Meeting.

Q:	Who will bear the costs of soliciting votes for the meeting?

A:
The Company will bear the entire cost of the solicitation of proxies from its stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our Board of Directors and officers who will not receive any additional compensation for such solicitation activities. We have engaged Mediant Communications Inc. (“Mediant”) to assist with the solicitation of proxies in conjunction with the 2017 Annual Meeting and will pay Mediant an aggregate fee of up to $7,882, plus reimburse them for out-of-pocket costs. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	Who will count the votes?

A:	Dinesh Davar, Chief Financial Officer, Steadfast Companies, and Inspector of Elections, and Mediant will tabulate the votes.

Q:	Where can I find the voting results of the 2017 Annual Meeting?

A:
The Company will report voting results by filing with the SEC a Current Report on Form 8-K within four business days following the date of the 2017 Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.

Q:	Where can I find more information?

A:
We file annual, quarterly, current reports and other information with the SEC. Copies of our SEC filings, including exhibits, can be obtained free of charge on our website at www.steadfastreits.com. This website address is provided for your information and convenience. Our website is not incorporated into this proxy statement and should not be considered part of this proxy statement. Additionally, you may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

Q:	If I share my residence with another stockholder of the Company, how many copies of the proxy statement should I receive?

A:
The SEC has adopted a rule concerning the delivery of disclosure documents. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and the Company. It reduces the volume of duplicative information received at your household and helps the Company reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Mediant at (844) 291-2932 or write to P.O. BOX 8035, Cary, NC 27512-9916. If you are a stockholder that receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent.

PROPOSAL 1
ELECTION OF THE BOARD OF DIRECTORS
The Board of Directors has nominated Rodney F. Emery, Ella S. Neyland, Stephen R. Bowie, Ned W. Brines and Janice M. Munemitsu, each for a term of office commencing on the date of the 2017 Annual Meeting and ending on the date of the 2018 Annual Meeting of Stockholders and until each of their successors is duly elected and qualify. The Board of Directors currently consists of five directors comprising Messrs. Emery, Bowie and Brines and Mses. Munemitsu and Neyland. The Board of Directors believes the nominees have played and will continue to play a vital role in our management and operations, particularly in connection with the continued growth and success of our Company through their participation on the Board of Directors.
Unless otherwise instructed on the proxy, the shares represented by proxies will be voted “FOR ALL” nominees. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he or she will serve on the Board of Directors for a one-year term and until his or her successor has been elected and qualify. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. We are not aware of any family relationship among any of the nominees to become members of the Board of Directors or executive officers of the Company. Each of the nominees for election has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to his or her election as a member to the Board of Directors except that each nominee has agreed to serve as a member to our Board of Directors if elected.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FIVE NOMINEES TO THE BOARD OF DIRECTORS.

 Information about Director Nominees
The following table and biographical descriptions set forth information with respect to the individuals who are our nominees for the Board of Directors:

Name	Age	Position
Rodney F. Emery	67	Chairman of the Board and Chief Executive Officer
Ella S. Neyland	63	Affiliated Director and President
Stephen R. Bowie	66	Independent Director
Ned W. Brines	55	Independent Director
Janice M. Munemitsu	59	Independent Director
Rodney F. Emery has served as a director since July 2015, as our Chief Executive Officer since August 2015 and as Chairman of the Board since January 2016. Mr. Emery also serves as Chairman of the Board and Chief Executive Officer of Steadfast Income REIT, Inc. (“Steadfast Income REIT”) and Steadfast Apartment REIT, Inc. (“Steadfast Apartment REIT”), positions he has held since each entity’s inception. Mr. Emery is the founder of Steadfast Companies and is responsible for the corporate vision, strategy and overall guidance of the operations of Steadfast Companies. Mr. Emery chairs the Steadfast Executive Committee, which establishes policy and strategy and acts as the general oversight committee of Steadfast Companies. Mr. Emery also serves on the Steadfast Companies Investment Committee and is a member of the Board of Managers of Steadfast Capital Markets Group, LLC. (“Steadfast Capital Markets Group”). Prior to founding Steadfast Companies in 1994, Mr. Emery served for 17 years as the President of Cove Properties, a diversified commercial real estate firm specializing in property management, construction and development with a specialty in industrial properties. Mr. Emery received a Bachelor of Science in Accounting from the University of Southern California and serves on the Board of Directors of several non-profit organizations.
Our Board of Directors, excluding Mr. Emery, determined that the leadership positions previously and currently held by Mr. Emery and Mr. Emery’s extensive experience acquiring, financing, developing and managing hotel, multifamily, office, and retail real estate assets throughout the country provided Mr. Emery with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors determined that Mr. Emery is qualified to serve as one of our directors.
Ella S. Neyland has served as our President since August 2015 and an affiliated director since January 2016. Ms. Neyland also serves as President and an affiliated director of Steadfast Income REIT, positions she has held since October 2012, and serves as President and an affiliated director of Steadfast Apartment REIT, positions she has held since September 2013 and August 2013, respectively. Ms. Neyland served as an independent director of Steadfast Income REIT from October 2011 to September 2012. Ms. Neyland was a founder of Thin Centers MD (“TCMD”), which provides medically supervised weight loss programs, and served as its Chief Financial Officer from February 2011 to October 2011. Prior to founding TCMD, Ms. Neyland was a founder of Santa Barbara Medical Innovations, LLC, a privately owned company that owns and leases low-level lasers to medical groups, and served as its Chief Financial Officer from December 2008 to February 2011. From October 2004 to December 2008, Ms. Neyland was a financial advisor and an owner of Montecito Medical Investment Company, a private real estate acquisition and development company headquartered in Santa Barbara, California. While with Montecito Medical Investment Company, Ms. Neyland advised the company in the acquisition of 43 medical properties and advised an affiliate company in the acquisition of 8,300 apartments. From April 2001 to September 2004, Ms. Neyland served as the Executive Vice President, Treasurer and Investor Relations Officer of United Dominion Realty Trust, Inc., where she was responsible for capital market transactions, banking relationships and presentations to investors and Wall Street analysts. Prior to working at United Dominion Realty Trust, Inc., Ms. Neyland served as the Chief Financial Officer at Sunrise

Housing, Ltd., from November 1999 to March 2001, and served as Executive Director of CIBC World Markets, from November 1997 to October 1999. From July 1990 to October 1997, Ms. Neyland served as the Senior Vice President of Finance and the Vice President of Troubled Debt Restructures/Finance for the Lincoln Property Company, a commercial real estate development and management company. From November 1989 to July 1990, Ms. Neyland was the Vice President/Portfolio Manager at Bonnet Resources Corporation, a subsidiary of BancOne. Prior to her employment at Bonnet Resources Corporation, Ms. Neyland served on the Board of Directors and as the Senior Vice President/Director of Commercial Real Estate Lending at Commerce Savings Association, a subsidiary of the publicly held American Century Corporation, from May 1983 to March 1989. Ms. Neyland received a Bachelor of Science in Finance from Trinity University in San Antonio, Texas.
Our Board of Directors, excluding Ms. Neyland, determined that Ms. Neyland’s prior service as a director and as chief financial officer, and her experience in acquiring apartment communities, provided Ms. Neyland with the experience, skills and attributes necessary to effectively carry out her duties and responsibilities as a director. Consequently, our Board of Directors determined that Ms. Neyland is qualified to serve as one of our directors.
Stephen R. Bowie has served as one of our independent directors since January 2016. Mr. Bowie currently is a partner with Pacific Development Group, a position he has held since 1987, specializing in the development and management of neighborhood and community shopping centers throughout California, with a primary responsibility in the development of new projects. From 1979 to 1987, Mr. Bowie served as president of Bowie Development Company, Inc., a California corporation.  In addition, since 2009 Mr. Bowie has served as an investor in, and an advisor to, Alta Equities, Inc., a company that invests in and rehabs single family residential properties in southern California. Mr. Bowie earned a Bachelor of Science degree in business administration from the University of Southern California. Mr. Bowie is a member of the International Council of Shopping Centers and a licensed real estate broker in California, and serves on multiple boards, including the Northrise University Initiative 501(c)(3) and the Northrise University Board of Trustees.
Our Board of Directors, excluding Mr. Bowie, determined that Mr. Bowie is qualified to serve as one of our directors due to Mr. Bowie’s prior experience in the real estate industry.
Ned W. Brines serves as one of our independent directors, a position he has held since January 2016. Mr. Brines also serves as an independent director of Steadfast Income REIT, a position he has held since October 2012, and an independent trustee of Steadfast Alcentra Global Credit Fund, a position he has held since March 2017. Mr. Brines is presently the Director of Investments for Arnel & Affiliates where he oversees the management of the assets of a private family with significant and diversified holdings. From 2012 to 2016, Mr. Brines served as the Chief Investment Officer for the CitizenTrust Wealth Management and Trust division of Citizens Business Bank, where he was responsible for the investment management discipline, process, products and related sources. In addition, in September 2008, Mr. Brines founded Montelena Asset Management, a California based registered investment adviser firm, and currently serves as its Chief Investment Officer. From June 2010 to July 2012, Mr. Brines served as a portfolio manager for Andell Holdings, a private family office with significant and diversified holdings. From May 2001 to September 2008, Mr. Brines served as a Senior Vice President and senior portfolio manager with Provident Investment Counsel in Pasadena, managing its Small Cap Growth Fund with $1.6 billion in assets under management. Mr. Brines was with Roger Engemann & Associate in Pasadena from September 1994 to March 2001 where he served as both an analyst and portfolio manager for their mid cap mutual fund and large cap Private Client business as the firm grew from $3 billion to over $19 billion in assets under management. Mr. Brines earned a Master of Business Administration degree from the University of Southern California and a Bachelor of Science degree from San Diego State University. Mr. Brines also holds the Chartered Financial Analyst designation and is involved in various community activities including serving on the investment committee of City of Hope, as well as the Orange County Regional Counsel for San Diego State University.

Our Board of Directors, excluding Mr. Brines, determined that Mr. Brines’ prior service as a director and as chief investment officer provided Mr. Brines with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our board of directors determined that Mr. Brines is qualified to serve as one of our directors.
Janice M. Munemitsu has served as one of our independent directors since January 2016. Since 2002, Ms. Munemitsu has operated an independent corporate consultancy in the areas of strategic planning, branding and project management. From 1995 to 1999, Ms. Munemitsu was Vice President of Marketing/Brands for ConAgra Foods, where she was responsible for a food-brand business portfolio of $250 million. Brands under her purview included Hunt’s Tomato Products, Manwich, La Choy, Wolf Brand Chili and Healthy Choice. During the prior eight years, Ms. Munemitsu was a Brand Manager at ConAgra, with responsibilities that spanned advertising, consumer promotions, marketing research, product development and sales planning for food businesses, which included: Hunt’s, Manwich and Fisher Nuts. From 1982 to 1985, Ms. Munemitsu held positions in brand marketing and management with Mars, Inc. and The Clorox Company. Ms. Munemitsu holds both Bachelor of Science and Master of Business Administration degrees from the University of Southern California.
Our Board of Directors, excluding Ms. Munemitsu, determined that Ms. Munemitsu is qualified to serve as one of our directors due to Ms. Munemitsu’s prior experience as an executive and manager in Fortune 500 companies.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected and appointed the firm of Ernst & Young to act as our independent registered public accounting firm for the year ending December 31, 2017. Ratification of the appointment of Ernst & Young requires the affirmative vote of a majority of the votes cast in person or by proxy at a meeting at which a quorum is present. Any shares not voted, whether by abstention, “broker non-vote” or otherwise, have no impact on the vote.
Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company. If our stockholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of our independent registered public accounting firm.
Representatives of Ernst & Young are expected to be available during the 2017 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

PROPOSAL 3
APPROVAL OF THE AMENDMENTS TO OUR CHARTER TO COMPLY WITH REQUESTS FROM A STATE SECURITIES ADMINISTRATOR
Background
Our Board of Directors declared the proposed amendments to the Charter described in Proposals 3 and 4 to be in the best interest of our stockholders and directed that those amendments be submitted for consideration by our stockholders at our 2017 Annual Meeting. Accordingly, at the 2017 Annual Meeting, our stockholders will vote on the proposed amendments. If Proposals 3 and 4 are approved by our stockholders at the 2017 Annual Meeting, as soon as is practicable following the 2017 Annual Meeting we will file the Articles of Amendment to our Charter (the “Articles of Amendment”) with the Maryland State Department of Assessments and Taxation (“SDAT”). If only Proposal 3 or Proposal 4 is approved by our stockholders, the Articles of Amendment filed with the SDAT would reflect only the amendment(s) to the Charter contained in the approved proposal. The Articles of Amendment will become effective upon the filing of the Articles of Amendment with, and acceptance for record of the Articles of Amendment by, the SDAT.
A form of the Articles of Amendment is included as Appendix A to this proxy statement. The summary of the terms of our Charter set forth below is qualified in its entirety by our Charter. The description of the proposed Charter amendments set forth in Proposals 3 and 4 is qualified in its entirety by reference to Appendix A.
Proposal
As a publicly registered, non-listed REIT, federal and state securities laws require us to register our public offerings of our shares with both the SEC and with the state securities administrators in each U.S. state in which we offer our shares. During such state registration process, state securities administrators periodically review and comment upon the terms of our public offering and our Charter.
The securities administrator of the State of Washington has conditioned its agreement to continue the registration of our public offering in Washington upon the agreement of our management to propose certain amendments to our Charter, as described in detail below, to our Board of Directors for consideration for submission to our stockholders. As noted above, our Board of Directors has declared these proposed amendments to the Charter to be in the best interest of our stockholders and directed that they be submitted for consideration by our stockholders at our 2017 Annual Meeting. We have noted to the securities administrator of the State of Washington that there is no guarantee that the proposed Charter amendments will be approved by our stockholders at the 2017 Annual Meeting. If the stockholders fail to approve these amendments, the Company will continue to operate as it has been operating with respect to the items addressed by such amendment, although the State of Washington may reconsider the continued registration of our public offering in that state, which could negatively affect our ability to raise additional capital from that state in our public offering.
The Charter currently provides for certain protections to the Company’s stockholders in connection with any proposed transaction considered a “Roll-Up Transaction” (as defined below) involving the Company and the issuance of securities of an entity that would be created or would survive after the successful completion of the Roll-Up Transaction. The protections afforded to the Company’s stockholders in the event of a Roll-Up Transaction include: (1) the requirement that an appraisal of all of the Company’s assets be obtained from a competent independent appraiser and (2) the requirement that the person sponsoring the Roll-Up Transaction shall offer the Company’s stockholders who vote against the Roll-Up Transaction the choice of either (a) accepting the securities of a roll-up entity offered in the proposed Roll-Up Transaction or (b) either remaining as stockholders of the Company and preserving their interests in the Company as common stockholders on the same terms and conditions as existed previously, or receiving cash in an amount equal to their pro rata share of the appraised value of the Company’s net assets. In addition, Article XIV of the Charter provides that the Company is prohibited from participating in any proposed Roll-Up Transaction: (1) that would result in the Company’s common stockholders having democracy rights in a roll-up entity that are less than those provided in Sections 11.1, 11.2, 11.6 and 12.1 of the Charter; (2) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the roll-up entity (except to the minimum extent necessary to preserve the tax status of the roll-up entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the roll-up entity on the basis of the number of shares held by that investor; (3) in which investor’s rights to access of records of the roll-up entity will be less than those provided to our stockholders pursuant to Sections 11.4 and 11.5 of the Charter; or (4) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the holders of the Company’s common stock.
Definition of Roll-Up Transaction
Article IV of our Charter defines a “Roll-Up Transaction” as a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of another entity (a “roll-up entity”) that would be created or would survive after the successful completion of a proposed Roll-Up Transaction to the Company’s holders of common stock. The Charter currently excludes from the definition of a Roll-Up Transaction, among other transactions, a transaction involving securities of a company that have been listed on a national securities exchange for at least 12 months.
The securities administrator of the State of Washington required that we propose to amend the definition of “Roll-Up Transaction” included in Article IV of our Charter to provide that the definition of Roll-Up Transaction will exclude a transaction involving securities of our Company (as opposed to the securities of a company) that have been listed on a national securities exchange for at least 12 months. As a result of this amendment, the provisions of our Charter regarding Roll-Up Transactions would apply to any transactions involving the securities of a company other than the Company that have been listed on a national securities exchange for at least 12 months. The securities administrator of the State of Washington required this proposed amendment in order to conform the definition of Roll-Up Transaction in our Charter to the definition set forth by the Statement of Policy Regarding Real Estate Investment Trusts issued by the North American Securities Administrators Association on May 7, 2007 (the “NASAA REIT Guidelines”). Many state securities administrators deem the NASAA REIT Guidelines to be applicable to any REIT, such as the Company, that is engaged in a public offering of securities that are not listed on a national securities exchange.
Roll-Up Transaction Prohibitions
As described above, Article XIV of our Charter provides that the Company is prohibited from participating in any proposed Roll-Up Transaction that, among other items, would result in the holders of the Company’s common stock having democracy rights in a roll-up entity that are less than the rights provided for in Sections 11.1, 11.2, 11.6 and 12.1 of our Charter. The securities administrator of the State of Washington required that other issuers in our non-listed REIT industry propose to amend, and therefore we propose to amend, clause (a) of the second paragraph in Article XIV to add a reference to Section 11.3 of our Charter, which would provide that the Company is prohibited from participating in any proposed Roll-Up Transaction that would result in the holders of the Company’s common stock having democracy rights in a roll-up entity that are less than the rights provided for in Sections 11.1, 11.2, 11.3, 11.6 and 12.1 of our Charter.
Section 11.3 of our Charter provides that our advisor, any director or any of their affiliates may not vote or consent with respect to any shares of our common stock that they hold on matters submitted to our stockholders regarding the removal of our advisor, such director or any of their affiliates or any transaction between the Company and any of them. It additionally provides that, in determining the requisite percentage in interest of our shares necessary to approve a matter on which our advisor, any director or any of their affiliates may not vote or consent, any shares of our common stock owned by any of them will not be included.
The revised clause (a) of the second paragraph in Article XIV of our Charter, as proposed to be amended by this proposal, would read as follows (the marked text indicates changes to the current provisions of our Charter):
(a)    that would result in the holders of Common Shares having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1, 11.2, 11.3, 11.6 and 12.1 hereof;
As a result of this amendment, the Company would additionally be prohibited from participating in any proposed Roll-Up Transaction that would result in the holders of the Company’s common stock having voting rights in a roll-up entity in which either (1) the roll-up entity’s advisor, any director or any of their affiliates is permitted to vote or consent with respect to shares owned by them on matters submitted to the stockholders regarding the removal of the advisor, such director or any of their affiliates, or any transaction between the roll-up entity and any of them; or (2) any shares owned by the roll-up entity’s advisor, any director or any of their affiliates are included in determining the requisite percentage in interest of shares necessary to approve a matter on which the advisor, such director or any of their affiliates may not vote or consent. The securities administrator of the State of Washington required this proposed amendment from other issuers in our non-listed REIT industry, and therefore we propose this amendment, in order to conform Article XIV of our Charter to the restrictions on participation in Roll-Up Transactions set forth in the NASAA REIT Guidelines.
Your Vote
Your vote may be cast “FOR” or “AGAINST” the proposed Charter amendments set forth in Proposal 3, or you may “ABSTAIN” from voting on this amendment. Under our Charter, the affirmative vote of a majority of all votes entitled to be cast on the amendment is required for approval, with each class of shares voting together as a single class. Abstentions and broker non-votes will have the same effect as votes cast against the proposed amendments set forth in Proposal 3.
Appraisal Rights
Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to the proposed Charter amendments set forth in Proposal 3. Accordingly, to the extent that you object to these proposed Charter amendments, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENTS TO OUR CHARTER TO COMPLY WITH REQUESTS FROM A STATE SECURITIES ADMINISTRATOR AS SET FORTH ABOVE

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO OUR CHARTER TO PERMIT THE DECLARATION AND PAYMENT OF VARYING DIVIDENDS OR OTHER DISTRIBUTIONS WITH RESPECT TO THE SHARES OF ANY CLASS OF OUR COMMON STOCK
Background
Our Board of Directors declared the proposed amendments to the Charter described in Proposals 3 and 4 to be in the best interest of our stockholders and directed that those amendments be submitted for consideration by our stockholders at our 2017 Annual Meeting. Accordingly, at the 2017 Annual Meeting, our stockholders will vote on the proposed amendments. If Proposals 3 and 4 are approved by our stockholders at the 2017 Annual Meeting, as soon as is practicable following the 2017 Annual Meeting we will file the Articles of Amendment with the SDAT. If only Proposal 3 or Proposal 4 is approved by our stockholders, the Articles of Amendment filed with the SDAT would reflect only the amendment(s) to the Charter contained in the approved proposal. The Articles of Amendment would become effective upon the filing of the Articles of Amendment with, and acceptance for record of the Articles of Amendment by, the SDAT.
A form of the Articles of Amendment is included as Appendix A to this proxy statement. The summary of the terms of our Charter set forth below is qualified in its entirety by our Charter. The description of the proposed Charter amendments set forth in Proposals 3 and 4 is qualified in its entirety by reference to Appendix A.
Proposal
The Board of Directors unanimously adopted a resolution to approve, and to recommend that our stockholders approve, an amendment to our Charter to permit the declaration and payment of varying dividends or other distributions with respect to the shares of any class of our common stock in order to account for differences in (a) the distribution and shareholder servicing fees and other fees and expenses payable to our dealer manager with respect to such shares and (b) the duration of our stockholders’ ownership of such shares.
The Board of Directors is recommending this amendment in order to provide a mechanism for Class T stockholders and Class R stockholders to receive the full amount of the distributions declared on their shares once distribution and stockholder servicing fees with respect to such shares cease to be payable. The distribution and shareholder servicing fee paid with respect to Class T shares and Class R shares are allocated on a class-specific basis and reduce the amount of distributions that would otherwise be paid on Class R shares and Class T shares to account for the ongoing distribution and shareholder servicing fees payable on such shares. Once the distribution and shareholder servicing fee with respect to any such Class T share and Class R share ceases to be payable, such fee would no longer be subtracted from amounts otherwise distributable and therefore the distributions to such shareholders would be higher than distributions to holders of shares of the same class where such fee is still payable. The Company currently has no mechanism to permit the payment of varying dividends or other distributions with respect to the shares of a same class.
The Board of Directors also is recommending this amendment in order to provide a mechanism for the payment of varying distributions to Class R stockholders to account for different distribution and shareholder servicing fees payable with respect to Class R shares. Specifically, for sales of Class R shares by registered investment advisors that do not participate on an alternative investment platform, the distribution and shareholder servicing fee is 0.27%, annualized, of the purchase price per Class R share (or, once reported, the amount of our estimated value per share) for each Class R share purchased in the primary offering. However, for sales of Class R shares by registered investment advisors that participate on an alternative investment platform, the distribution and shareholder servicing fee is 0.67%, annualized, of the purchase price per Class R share (or, once reported, the amount of our estimated value per share) for each Class R share purchased in the primary offering, 0.27% of which will be paid from the current distribution and shareholder servicing fee on Class R shares, which is payable out of amounts that otherwise would be distributed to holders of Class R shares, and 0.40% is an additional expense of the Company. The amendment would permit the additional 0.40% of the distribution and shareholder servicing fee to be paid out of amounts that otherwise would be distributed to such Class R stockholders. The Company currently has no mechanism to permit the payment of varying dividends or other distributions with respect to the shares of a same class to reflect different distribution and shareholder servicing fees.
If the stockholders fail to approve this amendment, the Company will continue to subsidize the difference of the higher distribution and shareholder servicing fee with respect to Class R shares sold by registered investment advisors that participate on an alternative investment platform.
Your Vote
Your vote may be cast “FOR” or “AGAINST” the proposed Charter amendment set forth in Proposal 4, or you may “ABSTAIN” from voting on this amendment. Under our Charter, the affirmative vote of a majority of all votes entitled to be cast on the amendment is required for its approval, with each class of shares voting together as a single class. Abstentions and broker non-votes will have the same effect as votes cast against the proposed amendment set forth in Proposal 4.
Appraisal Rights
Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to the proposed Charter amendment set forth in Proposal 4. Accordingly, to the extent that you object to the proposed Charter amendment, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENT TO OUR CHARTER TO PERMIT THE DECLARATION AND PAYMENT OF VARYING DIVIDENDS OR OTHER DISTRIBUTIONS WITH RESPECT TO THE SHARES OF ANY CLASS OF OUR COMMON STOCK AS SET FORTH ABOVE

EXECUTIVE OFFICERS
The following table and biographical descriptions set forth information with respect to our executive officers:

Name	Age	Position
Rodney F. Emery	67	Chief Executive Officer
Ella S. Neyland	63	President
Kevin J. Keating	54	Treasurer
Ana Marie del Rio	63	Secretary and Compliance Officer
For biographical information regarding Mr. Emery and Ms. Neyland, see “— Information about Director Nominees” above.
Kevin J. Keating has served as our Treasurer since August 2015. Mr. Keating has also served as Treasurer of Steadfast Apartment REIT and the Chief Accounting Officer of our advisor since September 2013, where he focuses on the accounting function and compliance responsibilities for Steadfast Apartment REIT and our advisor. Mr. Keating also serves as Treasurer of Steadfast Income REIT, a position he has held since April 2011. Mr. Keating served as the controller of Steadfast Income REIT from January 2011 to March 2011. Mr. Keating served as Senior Audit Manager with BDO USA, LLP (formerly BDO Seidman, LLP), an accounting and audit firm, from June 2006 to January 2011. From June 2004 to June 2006, Mr. Keating served as Vice President and Corporate Controller of Endocare, Inc., a medical device manufacturer. Mr. Keating has over 18 years of experience working with public companies and served as Assistant Controller and Audit Manager for Ernst & Young, LLP from 1988 to 1999. Mr. Keating holds a Bachelor of Science in Accounting from St. John’s University in New York, New York and is a certified public accountant.
Ana Marie del Rio has served as our Secretary since August 2015 and our Compliance Officer since January 2016. Ms. del Rio also serves as Secretary and Compliance Officer of Steadfast Apartment REIT, positions she has held since September 2013, and Secretary and Compliance Officer of Steadfast Income REIT, positions she has held since its inception in May 2009. Ms. del Rio also serves as the Chief Administrative Officer/General Counsel for Steadfast Companies. Ms. del Rio manages the Human Resources, Information Technology, Risk Management and Legal Services Departments for Steadfast Companies. Ms. del Rio also works closely with Steadfast Management Company, Inc. in the management and operation of Steadfast Companies’ residential apartment homes. Prior to joining Steadfast Companies in April 2003, Ms. del Rio was a partner in the public finance group at Orrick, Herrington & Sutcliffe, LLP, where she practiced from September 1993 to April 2003, representing both issuers and underwriters in financing single-family and multifamily housing and other types of public-private and redevelopment projects. From 1979 to 1993, Ms. del Rio co-owned and operated a campaign consulting and research company specializing in local campaigns and ballot measures. Ms. del Rio received a Juris Doctor from the University of the Pacific, McGeorge School of Law, and received a Master of Public Administration and a Bachelor of Arts from the University of Southern California. Ms. del Rio serves on the Board of Directors of Project Access and is a lecturer for the University of California, Irvine, School of Law.

CORPORATE GOVERNANCE
Board of Directors
We operate under the direction of our Board of Directors. The Board of Directors oversees our operations and makes all major decisions concerning our business. The Board of Directors held seven meetings during the fiscal year ended December 31, 2016. Each of our directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he or she served as a member of the Board of Directors and (b) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods in which he or she served.
Director Attendance at Annual Meetings
Although we have no policy with regard to attendance by the members of the Board of Directors at our annual meetings, we invite and encourage the members of the Board of Directors to attend our annual meetings to foster communication between stockholders and the Board of Directors.
Contacting the Board of Directors
Our Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who desires to contact members of the Board of Directors may do so by writing: c/o Steadfast Apartment REIT III, Inc. Board of Directors, 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the Audit Committee for review.
Director Independence
Our Charter provides that a majority of our directors must be “independent directors.” Two of our directors, Rodney F. Emery and Ella S. Neyland are affiliated with us and therefore each are not considered an “independent director” as defined by our Charter. Our remaining directors, Stephen R. Bowie, Ned W. Brines and Janice M. Munemitsu, qualify as independent directors as defined in our Charter in compliance with the requirements of the NASAA REIT Guidelines, as revised and adopted on May 7, 2007. As defined in our Charter, the term “independent director” means a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with Steadfast REIT Investments, LLC, our sponsor, or Steadfast Apartment Advisor III, LLC, our advisor, by virtue of (1) ownership of an interest in our sponsor, our advisor or any of their affiliates, other than the Company, (2) employment by our sponsor, our advisor or any of their affiliates, (3) service as an officer or director of our sponsor, our advisor or any of their affiliates, other than as a director of the Company, (4) performance of services, other than as a director, for the Company, (5) service as a director or trustee of more than three real estate investment trusts (“REITs”) organized by our sponsor or advised by our advisor, or (6) maintenance of a material business or professional relationship with our sponsor, our advisor or any of their affiliates.
Although our shares are not listed for trading on any national securities exchange, a majority of the members of our Board of Directors, and all of the members of the Audit Committee are “independent” as defined by the New York Stock Exchange. The New York Stock Exchange standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). The Board of Directors has determined that Messrs. Bowie and Brines and Ms. Munemitsu each satisfies the bright-line criteria and that none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board of Directors.
Nomination of Directors
We do not have a standing nominating committee. Our Board of Directors has determined that it is appropriate not to have a nominating committee because our Board of Directors presently considers all matters for which a nominating committee would be responsible. Each member of our Board of Directors participates in the consideration of nominees. While we do not have any minimum qualifications with respect to nominees, our Board of Directors considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other members of the Board of Directors and the candidate’s willingness to devote substantial time and effort to the responsibilities of the Board of Directors. Our Board of Directors does not have a formal written policy regarding the consideration of diversity in identifying nominees for the Board of Directors. Nevertheless, considerations of diversity will continue to be important factors in identifying and recruiting new members of the Board of Directors.
Our Board of Directors also will consider recommendations made by stockholders for nominees of the Board of Directors. In order to be considered by our Board of Directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Proposals for 2018 Annual Meeting of Stockholders.” In evaluating the persons recommended as potential members of the Board of Directors, our Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board of Directors determines are relevant. Stockholders may directly nominate potential members for the Board of Directors (without the recommendation of our Board of Directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
Board Structure; Role in Risk Management
Rodney F. Emery serves as our Chairman of the Board and Chief Executive Officer. The independent directors have determined that the most effective leadership structure for us at the present time is for our Chief Executive Officer to also serve as Chairman of the Board. The independent directors believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our Board of Directors, our Chief Executive Officer is the director best qualified to act as Chairman of the Board. Our Board of Directors retains the authority to modify this structure to best address our unique circumstances and to advance the best interests of all stockholders, as and when appropriate. Mr. Brines serves as our lead independent director. The lead independent director is appointed to carry out the following responsibilities: (i) preside at executive sessions of independent directors; (ii) engage with other directors to identify discussion topics for executive sessions; (iii) facilitate communication between the independent directors and the Chairman of the Board of Directors and Chief Executive Officer; (iv) call meetings of the independent directors, as necessary; and (v) carry out any other responsibilities designated by the independent directors. Our Board of Directors believes that the current structure is appropriate as all of our independent directors are actively involved in board meetings.
Our Board of Directors has an active role in overseeing the management of risks applicable to us and our operations. We face a number of risks, including economic risks, environmental and regulatory risks, and other risks such as the impact of competition. How well we manage these and other risks can ultimately determine our success. The Board of Directors manages our risk through its approval of all property acquisitions, assumptions of debt and its oversight of our executive officers and our advisor. The Board of Directors may also establish committees it deems appropriate to address specific areas in more depth than may be possible at a full Board of Directors meeting, provided that the majority of the members of each committee are independent directors. To date, our Board of Directors has established an Investment Committee and an Audit Committee. The Investment Committee reviews specific investments proposed by our advisor as well as our investment policies and procedures along with the inherent risks of our business. The Audit Committee oversees management of accounting, financial, legal and regulatory risks.
Audit Committee
Our Board of Directors established an Audit Committee. The Audit Committee’s function is to assist our Board of Directors in fulfilling its responsibilities by overseeing: (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditors’ qualifications and independence and (4) the performance of the independent auditors and our internal audit function. The members of the Audit Committee are Stephen R. Bowie, Ned W. Brines and Janice M. Munemitsu. All of the members of our Audit Committee are “independent” as defined by our Charter and the New York Stock Exchange. All members of the Audit Committee have significant financial and/or accounting experience. The Board of Directors has determined that Mr. Brines satisfies the SEC’s requirements for and serves as our “audit committee financial expert.”
The Audit Committee has adopted a written charter under which it operates. The Audit Committee Charter is available on our website at www.steadfastreits.com. The Audit Committee held four meetings during the year ended December 31, 2016.
Investment Committee
Our Board of Directors established an Investment Committee. Our Board of Directors delegated to the Investment Committee: (1) certain responsibilities with respect to investment in specific investments proposed by our advisor and (2) the authority to review our investment policies and procedures on an ongoing basis. The Investment Committee must at all times be comprised of at least three members, a majority of whom must be independent directors. The current members of the Investment Committee are Rodney F. Emery, Stephen R. Bowie and Janice M. Munemitsu, with Mr. Emery serving as the Chairman of the Investment Committee.
With respect to investments, the Investment Committee has the authority to approve all real property acquisitions, developments and dispositions, including real property portfolio acquisitions, developments and dispositions, as well as all real estate-related investments and all investments consistent with our investment objectives, in each case for a purchase price, total project cost or sales price of up to 10% of the cost of our net assets as of the date of investment.
The Investment Committee held two meetings during the year ended December 31, 2016.
Pre-Approval Policies
The Audit Committee Charter requires our Audit Committee to pre-approve all auditing services performed for us by our independent auditors as well as all permitted non-audit services in order to ensure that the provision of such services does not impair the auditors’ independence. In determining whether or not to pre-approve services, our Audit Committee will consider whether the service is a permissible service under the rules and regulations promulgated by the SEC. Our Audit Committee, may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting.
All services rendered by Ernst & Young and PricewaterhouseCoopers for the year ended December 31, 2016 and for the period from July 29, 2015 (inception) through December 31, 2015 were pre-approved in accordance with the policies and procedures described above.

Audit Fees and Non-Audit Fees
PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) served as our independent registered accounting firm from July 29, 2015 (inception) to December 31, 2015 and the period from January 1, 2016 to June 8, 2016. Ernst & Young served as our independent registered accounting firm from June 8, 2016 to December 31, 2016. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by PricewaterhouseCoopers for the period from July 29, 2015 (inception) to December 31, 2015 and the period from January 1, 2016 to June 8, 2016 are set forth in the table below. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Ernst & Young for the period from July 29, 2015 (inception) to December 31, 2015 and for the year ended December 31, 2016, are set forth in the table below.

	Ernst & Young		PricewaterhouseCoopers
	For the Year Ended December 31, 2016	For the Period from July 29, 2015 (inception) to December 31, 2015	For the Period from January 1, 2016 to June 8, 2016	For the Period from July 29, 2015 (inception) to December 31, 2015
Audit fees	$432,736	$—	$74,930	$35,860
Audit-related fees	45,000	—	38,000	51,715
Tax fees	4,500	—	—	—
All other fees	—	—	—	—
Total	$482,236	$—	$112,930	$87,575
 For purposes of the preceding table, PricewaterhouseCoopers’s and Ernst & Young’s professional fees are classified as follows:

•
Audit fees - These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by PricewaterhouseCoopers and Ernst & Young in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•
Audit-related fees - These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•
Tax fees - These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All other fees - These are fees for any services not included in the above-described categories.
Change in Independent Registered Accounting Firm
On June 8, 2016, the audit committee of our Board of Directors approved and authorized us to dismiss PricewaterhouseCoopers as our independent registered public accounting firm, effective immediately. The reports of PricewaterhouseCoopers on our financial statements for the period from July 29, 2015 (inception) through December 31, 2015 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period from July 29, 2015 (inception) through December 31, 2015, and the subsequent interim period through June 8, 2016, (1) there were no disagreements between us and

PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreements in connection with its reports, and (2) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
We provided PricewaterhouseCoopers a copy of this disclosure prior to the time such Current Report on Form 8-K was filed with the SEC and requested that PricewaterhouseCoopers furnish us with a letter addressed to the SEC stating whether PricewaterhouseCoopers agrees with such disclosure or, if not, stating the respects in which it does not agree. We received the requested letter from PricewaterhouseCoopers wherein it confirmed their agreement with the disclosure above as it relates to PricewaterhouseCoopers. A copy of PricewaterhouseCoopers’s letter was filed as Exhibit 16.1 to a Current Report on Form 8-K filed with the SEC on June 10, 2016.
On June 8, 2016, the Audit Committee approved and authorized us to engage Ernst & Young as our independent registered public accounting firm, effective immediately. During the period from July 29, 2015 (inception) through December 31, 2015, and the subsequent interim period through June 8, 2016, neither we nor anyone on our behalf consulted with Ernst & Young regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided that Ernst & Young concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are defined in Items 304(a)(1)(iv) and 304(a)(1)(v), respectively, of Regulation S-K.
For the period from June 8, 2016 to December 31, 2016, Ernst & Young served as our independent registered public accounting firm and provided us certain tax and other services. Ernst & Young have also audited our consolidated financial statements for the year ended December 31, 2015.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS
The Audit Committee of the Board of Directors operates under a written charter. The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors, including: (1) the integrity of the Company’s financial statements and internal control over financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s independent auditor and internal audit function.
The Company’s management has the primary responsibility for the Company’s financial statements as well as its financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s annual financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America. The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”
In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s 2016 audited financial statements with management and discussed the quality and acceptability of the financial reporting and controls of the Company.
The Audit Committee reviewed with Ernst & Young, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed under the Auditing Standard No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”), and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB. The Audit Committee received from Ernst & Young the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and discussed with Ernst & Young their independence from us. In addition, the Audit Committee considered whether Ernst & Young’s provision of non-audit services is compatible with Ernst & Young’s independence.
The Audit Committee discussed with Ernst & Young the overall scope and plans for the audit. The Audit Committee meets periodically with Ernst & Young, with and without management present, to discuss the results of their examinations and their evaluations of the overall quality of the financial reporting of the Company.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 16, 2017.
Audit Committee:
Ned W. Brines, Chairperson
Stephen R. Bowie
Janice M. Munemitsu

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of our Executive Officers
We currently have no employees. Our day-to-day management functions are performed by our advisor and its related affiliates. Our executive officers are all employees of our advisor and its affiliates. We do not pay any of these individuals for serving in their respective positions. As a result, we do not have, and our Board of Directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.
Compensation of our Directors
The following table sets forth the compensation paid to our directors during the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash in 2016	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compensation	Total
Stephen R. Bowie(2)(3)	$77,000	$50,000	$—	$—	$—	$—	$127,000
Ned W. Brines(2)(3)	87,000	50,000	—	—	—	—	137,000
Janice M. Munemitsu(2)(3)	77,000	50,000	—	—	—	—	127,000
Ella S. Neyland(4)	—	—	—	—	—	—	—
Rodney F. Emery(4)	—	—	—	—	—	—	—
	$241,000	$150,000	$—	$—	$—	$—	$391,000
________________

(1)	The amounts shown in this column reflect the aggregate fair value of shares of restricted stock granted under our independent directors’ compensation plan computed as of the grant date in accordance with
Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)	Independent directors.

(3)
On May 16, 2016, each of our three independent directors was granted 2,000 shares of restricted Class A common stock in connection with raising $2,000,000 in our initial public offering pursuant to our independent directors’ compensation plan. The grant date fair value of the stock was $25.00 per share for an aggregate amount of $50,000 for each independent director. Of these shares of restricted common stock granted in 2016, each independent director had 1,500 shares of restricted common stock that remain unvested as of December 31, 2016.

(4)	Directors who are also our executive officers or executive officers of our advisor and its affiliates do not receive compensation for services rendered as a director.
Cash Compensation
We pay each of our independent directors:

•	annual compensation of $55,000 (the audit committee chairperson receives an additional $10,000 annual compensation);

•	$2,500 for each in-person board meeting attended;

•	$1,500 for each in-person committee meeting attended; and

•	$1,000 for each teleconference meeting of the Board of Directors or committee.

We will not pay in excess of $4,000 for any one set of meetings attended within a 48-hour period.
Equity Plan Compensation
Our Board of Directors approved and adopted an independent directors’ compensation plan, which is a sub-plan of our long-term incentive plan. Under the independent directors’ compensation plan and subject to such plan’s conditions and restrictions, each of our current independent directors was entitled to receive 2,000 shares of restricted Class A common stock once we raised $2,000,000 in gross offering proceeds from our initial public offering. On May 16, 2016, we raised $2,000,000 in gross offering proceeds in our offering of shares of common stock and each independent director received his or her initial grant of 2,000 shares of restricted stock. Going forward, each new independent director that joins our Board of Directors will receive 2,000 shares of restricted Class A common stock upon election to our Board of Directors. In addition, on the date following an independent director’s re-election to our Board of Directors, he or she will receive 1,000 shares of restricted Class A common stock. The shares of restricted Class A common stock will generally vest and become non-forfeitable in four equal annual installments beginning on the date of grant and ending on the third anniversary of the date of grant; provided, however, that the restricted stock will become fully vested and non-forfeitable on the earlier to occur of: (1) the termination of the independent director’s service as a director due to his or her death or disability, or (2) a change in control of the Company. These awards entitle the holders to participate in distributions.
Compensation Committee Interlocks and Insider Participation
We currently do not have a compensation committee of our Board of Directors. Our Board of Directors believes it is appropriate for us not to have a compensation committee because we do not plan to pay any compensation to our officers. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our incentive award plan, as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	—	—	394,000
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	—	—	394,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
The following table shows, as of May 15, 2017, the amount of our common stock beneficially owned (unless otherwise indicated) by: (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) our Board of Directors, (3) our executive officers and (4) all of our Board of Directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)(3)	Percentage
Rodney F. Emery(4)	19,796	*
Ned W. Brines	3,282	*
Janice M. Munemitsu	3,547	*
Stephen R. Bowie	5,163	*
Ella S. Neyland	1,111	*
Kevin J. Keating	—	*
Ana Marie del Rio	2,511	*
All officers and directors as a group (seven persons)	35,411	*
________________

*	Indicates less than 1% ownership.

(1)	The address of each named beneficial owner is c/o Steadfast Apartment REIT III, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, CA, 92612.

(2)	None of the shares are pledged as security.

(3)	Represents Class A common stock.

(4)	Includes 8,000 Class A shares owned by Steadfast Apartment Advisor III, which is primarily indirectly owned and controlled by Rodney F. Emery.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
As of December 31, 2016, our executive officers, directors and greater than 10% stockholders were not subject to the beneficial ownership reporting requirements pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore no reports were filed by such persons in 2016 pursuant to Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
The following describes all transactions since July 29, 2015 (inception) involving us, our Board of Directors, our advisor, our sponsor and any affiliate thereof and currently proposed transactions. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and have determined that all such transactions are fair and reasonable to us.
Ownership Interests
On August 24, 2015, our advisor purchased 8,000 shares of our Class A common stock at a purchase price of $25.00 per share for an aggregate purchase price of $200,000 and was admitted as our initial stockholder. We are the sole general partner of our operating partnership, Steadfast Apartment REIT III Operating Partnership, L.P., and own a 99.99% partnership interest in our operating partnership. Our advisor is the sole limited partner of and owns the remaining 0.01% partnership interest in our operating partnership. We entered into a partnership agreement with our advisor on July 29, 2015. As we accept subscriptions for shares of our common stock, we transfer substantially all of the net offering proceeds from our public offering to our operating partnership as a contribution in exchange for partnership interests and our percentage ownership in our operating partnership increases proportionately.
Our Relationships with our Advisor and our Sponsor
Steadfast Apartment Advisor III, LLC is our advisor and, as such, manages our day-to-day operations, manages our portfolio of properties and real estate-related assets, sources and presents investment opportunities to our Board of Directors and provides investment management services on our behalf. Our advisor also provides offering services, marketing, investor relations and other administrative services on our behalf. Our advisor is 99% owned by our sponsor, Steadfast REIT Investments, LLC. Mr. Emery, our Chairman of the Board and Chief Executive Officer, indirectly controls our sponsor, our advisor and our dealer manager, Steadfast Capital Markets Group, LLC. Ms. Ana Marie del Rio, our Secretary, owns an indirect 7% interest in our sponsor, advisor and dealer manager. Crossroads Capital Multifamily, LLC, or Crossroads Capital Multifamily, currently owns a 25% membership interest in our sponsor that will increase upon a net increase in our book capitalization. Pursuant to the Third Amended and Restated Operating Agreement of our sponsor, effective as of January 1, 2014, as amended, distributions are allocated to each member of our sponsor in an amount equal to such member’s accrued and unpaid 10% preferred return, as defined in the Third Amended and Restated Operating Agreement. Thereafter, all distributions to Crossroads Capital Multifamily are subordinated to distributions to the other member of our sponsor, Steadfast REIT Holdings, LLC, or Steadfast Holdings, until Steadfast Holdings has received an amount equal to certain expenses, including certain organization and offering costs, incurred by Steadfast Holdings and its affiliates on our behalf. Steadfast Holdings owns the remaining 1% partnership interest in our advisor.
All of our other officers and directors, other than our independent directors, are officers of our advisor and officers, limited partners and/or members of our sponsor and other affiliates of our advisor.
We and our operating partnership have entered into the advisory agreement with our advisor and our operating partnership which has a one-year term expiring February 5, 2018, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. We may terminate the advisory agreement without cause or penalty upon 60 days’ written notice and immediately upon fraud, criminal conduct, willful misconduct, gross negligence or material breach of the advisory agreement by our advisor or our advisor’s bankruptcy. If we terminate the advisory agreement, we will pay our advisor all unpaid advances for operating expenses and all earned but unpaid fees.

Services provided by our advisor under the terms of the advisory agreement include the following:

•	finding, presenting and recommending investment opportunities to us consistent with our investment policies and objectives;

•	making investment decisions for us, subject to the limitations in our Charter and the direction and oversight of our Board of Directors;

•	structuring the terms and conditions of our investments, sales and joint ventures;

•	acquiring investments on our behalf in compliance with our investment objectives and policies;

•	sourcing and structuring our loan originations;

•	arranging for financing and refinancing of investments;

•	entering into service agreements for our loans;

•	supervising and evaluating each loan servicer’s and property manager’s performance;

•	reviewing and analyzing the operating and capital budgets of the properties underlying our investments and the properties we may acquire;

•	entering into leases and service contracts for our properties;

•	assisting us in obtaining insurance;

•	generating our annual budget;

•	reviewing and analyzing financial information for each of our assets and our overall investment portfolio;

•	formulating and overseeing the implementation of strategies for the administration, promotion, management, financing and refinancing, marketing, servicing and disposition of our investments;

•	performing investor relations services;

•	preparing all marketing materials to be used in our public offering;

•	coordinating bona-fide due diligence in connection with our public offering;

•	maintaining our accounting and other records and assisting us in filing all reports required to be filed with the SEC, the Internal Revenue Service and other regulatory agencies;

•	engaging and supervising the performance of our agents, including our registrar and transfer agent;

•	performing services for us in connection with a listing of our shares on a securities exchange or a sale or merger of our Company; and

•	performing any other services reasonably requested by us.
The above summary is provided to illustrate the material functions that our advisor performs for us as an advisor and is not intended to include all of the services that may be provided to us by our advisor, its affiliates or third parties. Our advisor has also entered into an Advisory Services Agreement with Crossroads Capital Advisors, LLC (“Crossroads Capital Advisors”), an affiliate of Crossroads Capital Multifamily, whereby Crossroads Capital Advisors provides advisory services to us on behalf of our advisor.

Fees and Expense Reimbursements Paid to our Advisor
Pursuant to the terms of our advisory agreement, we pay our advisor the fees described below.

•
We pay our advisor an acquisition fee of 2.0% of the cost of investment, which includes the amount actually paid or budgeted to fund the acquisition, origination, development, construction or improvement (i.e., value-enhancement) of any real property or real estate-related asset acquired. For the period from July 29, 2015 (inception) to December 31, 2016, we paid $1,150,670 in acquisition fees to our advisor. For the three months ended March 31, 2017, we paid $1,648,543 in acquisition fees to our advisor.

•
We pay our advisor a monthly investment management fee in an amount equal to one-twelfth of 0.5% of the value of our investments in properties and real estate-related assets until the aggregate value of our investments in properties and real estate-related assets equals $300,000,000. Thereafter, we will pay our advisor a monthly investment management fee equal to one-twelfth of 1.0% of the value of our investments in properties and real estate-related assets. For the purposes of the investment management fee, the value of our investments in properties will equal their costs, until our investments are valued by an independent third-party appraiser or qualified independent valuation expert. “Costs” are calculated by including acquisition fees, acquisition expenses, renovations and upgrades, and any debt attributable to such investments, or our proportionate share thereof in the case of investments made through joint ventures. For the period from July 29, 2015 (inception) to December 31, 2016, we paid $20,402 of investment management fees to our advisor. For the three months ended March 31, 2017, we paid $203,659 of investment management fees to our advisor.

•
We pay our advisor a loan coordination fee if our independent directors determine that our advisor provided a substantial amount of services in connection with the origination or refinancing of any debt financing obtained by us that is used to refinance properties or other permitted investments or financing in connection with the recapitalization of our company. The loan coordination fee equals 0.75% of the amount available under such financing. For the period from July 29, 2015 (inception) to December 31, 2016 and during the three months ended March 31, 2017, no loan coordination fees were paid to our advisor.

•
We will pay our advisor or its affiliate a disposition fee if, as determined by a majority of the independent directors, our advisor or its affiliate provide a substantial amount of services in connection with the sale of a property or real estate-related asset, including pursuant to a sale of the entire company, which we refer to as a “liquidity event,” equal to (1) 1.5% of the sales price of each property or real estate-related asset sold or (2) 1.0%, which may be increased to 1.5% in the sole discretion of our independent directors, of the total consideration paid in a liquidity event. In the event of a final liquidity event, this fee will be reduced by the amount of any previous disposition fee paid on properties previously exchanged under Section 1031 of the Internal Revenue Code of 1986, as amended. For the period from July 29, 2015 (inception) to December 31, 2016 and during the three months ended March 31, 2017, we did not incur or pay our advisor any disposition fees.

•
We will pay our advisor (in its capacity as special limited partner of the operating partnership) a subordinated participation in net sale proceeds (payable only if we are not listed on an exchange), equal to 15.0% of the remaining net sale proceeds after return of the total investment amount, which is the amount equal to the original issue price paid by the stockholders in our public offering multiplied by the number of shares issued in our public offering, reduced by the weighted average original issue price of the shares sold in our initial public offering multiplied by the total number of shares repurchased by us, plus payment to investors of an amount equal to a 6.0% annual cumulative, non-compounded return of the total investment amount, less amounts previously distributed to stockholders, including distributions that may constitute a return of capital for federal income tax purposes. For the period from July 29, 2015 (inception) to December 31, 2016 and during the three months ended March 31, 2017, we did not incur or pay any such fees.
“Net sale proceeds” means the net cash proceeds realized from the sale of the Company or all of our assets after deduction of all expenses incurred in connection with a sale or disposition of the Company or of our assets, including disposition fees paid to our advisor, or from the prepayment, maturity, workout or other settlement of any loan or other investment. For purposes of calculating the 6.0% annual cumulative, non-compounded return of the total investment amount, the aggregate of all investors’ capital shall be deemed to have been invested collectively on one date—the aggregate average investment date, being a day of a month determined by the average weighted month of all shares sold on a monthly basis. In addition, our advisor (in its capacity as special limited partner of the operating partnership) will receive a distribution similar to the subordinated participation in net sale proceeds in the event we undertake an issuer tender offer that results in the tendering stockholders receiving a return of the total investment amount of the tendering stockholders plus payment to those investors of an amount equal to a 6.0% annual cumulative, non-compounded return of the total investment amount of the tendering stockholders, less amounts previously distributed to stockholders, including distributions that may constitute a return of capital for federal income tax purposes.

•
We will pay our advisor (in its capacity as special limited partner of the operating partnership), upon our listing on a national securities exchange, a subordinated incentive listing distribution equal to 15.0% of the amount by which the sum of our adjusted market value plus distributions paid by us to stockholders from inception until the date the adjusted market value is determined, including distributions that may constitute a return of capital for federal income tax purposes, exceeds the sum of the total investment amount plus an amount equal to a 6.0% annual cumulative, non-compounded return to investors of the total investment amount. For purposes of calculating the 6.0% annual cumulative, non-compounded return of the total investment amount, the aggregate of all investors’ capital shall be deemed to have been invested collectively on one date—the aggregate average investment date, being a day of a month determined by the average weighted month of all shares sold on a monthly basis. For the period from July 29, 2015 (inception) to December 31, 2016 and during the three months ended March 31, 2017, we did not incur or pay any such fees.

•
We will pay our advisor (in its capacity as special limited partner of the operating partnership), upon termination or nonrenewal of the advisory agreement with or without cause, a subordinated distribution, which will entitle our advisor to receive distributions from our operating partnership equal to 15.0% of the amount by which the sum of our appraised market value plus distributions exceeds the sum of the total investment amount plus an amount equal to a 6.0% annual cumulative, non-compounded return of the total investment amount to investors. For purposes of calculating the 6.0% annual cumulative, non-compounded return of the total investment amount, the aggregate of all investors’ capital shall be deemed to have been invested collectively on one date—the aggregate average investment date, being a day of a month determined by the average weighted month of all shares sold on a monthly basis. If we do not provide this return, our advisor will not receive this distribution. In addition, our advisor may elect to defer its right to receive a subordinated distribution upon termination until either shares of our common stock are listed and traded on a national securities exchange or another liquidity event occurs. For the period from July 29, 2015 (inception) to December 31, 2016 and during the three months ended March 31, 2017, we did not incur or pay any such fees.

In addition to the fees we pay to our advisor pursuant to the advisory agreement, we also reimburse our advisor and its affiliates for the costs and expenses described below.

•
We reimburse our advisor and its affiliates for organization and offering expenses it may incur on our behalf, other than underwriting compensation such as sales commissions, the dealer manager fee and the distribution and shareholder servicing fees, in connection with our public offering for legal, accounting, tax, printing, mailing and filing fees, charges of our escrow holder and transfer agent costs, expenses of organizing us, data processing fees, advertising and sales literature costs, transfer agent costs, information technology costs, bona-fide out-of-pocket due diligence costs and amounts to reimburse our advisor or its affiliates for the salaries of its employees and other costs in connection with preparing sales materials and providing other administrative services in connection with our public offering. Any such reimbursement will not exceed actual expenses incurred by our advisor. After the termination of the initial public offering, our advisor will reimburse us to the extent total organization and offering expenses (including sales commissions, dealer manager fees and the distribution and shareholder servicing fees) borne by us exceed 15% of the gross proceeds raised in our completed public offering. To the extent we did not pay the full sales commissions, dealer manager fee or distribution and shareholder servicing fees for shares sold in our initial public offering, we may also reimburse costs of bona fide training and education meetings held by us (primarily the travel, meal and lodging costs of registered representatives of broker-dealers), attendance and sponsorship fees and cost reimbursement of employees of our affiliates to attend seminars conducted by broker-dealers and, in certain cases, reimbursement to participating broker-dealers for technology costs associated with our initial public offering, costs and expenses related to such technology costs, and costs and expenses associated with the facilitation of the marketing of our shares and the ownership of our shares by such broker-dealers’ customers; provided, however, that we could not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation paid by us to exceed 10% of the gross offering proceeds of our completed public offering, as required by the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). For the period from July 29, 2015 (inception) to December 31, 2016 and for the three months ended March 31, 2017, we paid our advisor $1,740,467 and $2,576,691, respectively, for the reimbursement of organization and offering expenses. As of December 31, 2016 and March 31, 2017, our advisor and its affiliates have incurred additional organization and offering costs of $6,759,983 and $7,199,801, respectively, none of which are recorded in our financial statements as of December 31, 2016 and March 31, 2017, respectively, because such costs only become a liability of ours when selling commissions, the dealer manager fee and distribution and shareholder servicing fee, and other organization and offering costs do not exceed 15% of gross offering proceeds.

•
Subject to the 2%/25% Guidelines discussed below, we reimburse our advisor for other operating expenses incurred in providing services to us, including our allocable share of our advisor’s overhead such as rent, employee costs, benefit administration costs, utilities and IT costs; provided, however, that no reimbursement shall be made for costs of such personnel to the extent that personnel are used in transactions for which our advisor receives an acquisition fee, investment management fee, loan coordination fee or disposition fee or for the employee costs our advisor pays to our executive officers. For the period from July 29, 2015 (inception) to December 31, 2016, we paid our advisor $551,790 for administrative services. For the three months ended March 31, 2017, we paid $461,345 for administrative services to our advisor.

•
We reimburse our advisor for acquisition expenses incurred related to the selection, evaluation, acquisition and development of a property or acquisition of real estate-related assets (including expenses relating to potential investments that we do not close) as long as total acquisition fees and expenses (including any loan coordination fee) relating to the purchase of an investment do not exceed 6.0% of the contract price of the property unless such excess is approved by our Board of Directors, including a majority of the independent directors. For the period from July 29, 2015 (inception) to December 31, 2016, we reimbursed our advisor $516,531 for acquisition expenses. For the three months ended March 31, 2017, we reimbursed our advisor $213,125 for acquisition expenses.
2%/25% Guidelines
As described above, our advisor and its affiliates are entitled to reimbursement of actual expenses incurred for administrative and other services provided to us for which they do not otherwise receive a fee. However, we will not reimburse our advisor or its affiliates at the end of any fiscal quarter for “total operating expenses” that for the four consecutive fiscal quarters then ended, or the expense year, exceeded the greater of (1) 2% of our average invested assets or (2) 25% of our net income, which we refer to as the “2%/25% Guidelines,” and our advisor must reimburse us at least annually for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the expense year, unless our independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors. We will first test the 2%/25% Limitation at June 30, 2017, the end of the fourth fiscal quarter following the fiscal quarter in which we acquired our first investment.
For purposes of the 2%/25% Guidelines, “average invested assets” means the average monthly book value of our assets invested directly or indirectly in equity interests and loans secured by real estate during the 12-month period before deducting depreciation, reserves for bad debts or other noncash reserves. “Total operating expenses” means all costs and expenses paid or incurred by us, as determined under GAAP, that are in any way related to our operation, including investment management fees, but excluding (1) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and the listing of our shares of common stock, (2) interest payments, (3) taxes, (4) non-cash expenditures such as depreciation, amortization and bad debt reserves, (5) reasonable incentive fees, (6) acquisition fees and acquisition expenses (including expenses relating to potential acquisitions that do not close), (7) real estate commissions on the sale of a real property, and (8) other expenses connected with the acquisition, disposition, management and ownership of investments (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of real property). Within 60 days after the end of any fiscal quarter for which there are excess expenses which the independent directors conclude were justified and reimbursable to our advisor, we will send written notice of such fact to our stockholders, together with an explanation of the factors the independent directors considered in determining that such excess expenses were justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board of Directors.
Selling Commissions and Fees Paid to our Dealer Manager
The dealer manager for our public offering of common stock is Steadfast Capital Markets Group, LLC, an affiliate of our sponsor. Our dealer manager is a licensed broker-dealer registered with FINRA. As the dealer manager for our public offering, Steadfast Capital Markets Group is entitled to certain selling commissions, dealer manager fees and reimbursements relating to raising capital. Our dealer manager agreement with Steadfast Capital Markets Group provides for the following compensation:

•
We pay our dealer manager selling commissions of up to 7% of the gross offering proceeds from the sale of Class A shares and up to 3% of gross offering proceeds from the sale of Class T shares, all of which will be reallowed to participating broker-dealers, subject to reductions based on volume and for certain categories of purchasers. No sales commissions are paid for sales of Class R shares or for sales pursuant to our distribution reinvestment plan. The total amount of all items of compensation from any source payable to our dealer manager and the participating broker-dealers may not exceed 10% of our gross proceeds on a per class basis. For the period from July 29, 2015 (inception) to December 31, 2016, we paid $1,635,300 and $632,407 in selling commissions to our Dealer Manager in connection with the sale of Class A shares and Class T shares, respectively. For the three months ended March 31, 2017, we paid $731,354 and $398,051 in selling commissions to our Dealer Manager in connection with the sale of Class A shares and Class T shares, respectively.

•
We pay our dealer manager a dealer manager fee of up to 3% of the gross offering proceeds from the sale of Class A shares and up to 2.5% of gross offering proceeds from the sale of Class T shares (a portion of which will be reallowed to participating broker-dealers). No dealer manager fee will be paid for sales of Class R shares or for sales pursuant to our distribution reinvestment plan. For the period from July 29, 2015 (inception) to December 31, 2016, we paid $840,004 and $527,005 in dealer manager fees to our Dealer Manager in connection with the sale of Class A shares and Class T shares, respectively. For the three months ended March 31, 2017, we paid $381,069 and $331,709 in dealer manager fees to our dealer manager in connection with the sale of Class A shares and Class T shares, respectively.

•
We pay our dealer manager a distribution and shareholder servicing fee of up to (1) 0.27%, annualized, of the purchase price per Class R share (or, once reported, the estimated value per Class R share) for each Class R share purchased in our initial public offering from registered investment advisors that do not participate on an alternative investment platform, (2) 0.67%, annualized, of the purchase price per Class R share (or, once reported, the estimated value per Class R share) for each Class R share purchased in our initial public offering from registered investment advisors that participate on an alternative investment platform, and (3) up to 1.125%, annualized, of the purchase price per Class T share (or, once reported, the estimated value per Class T share) for each Class T share purchased in our initial public offering. The distribution and shareholder servicing fee accrues daily and is paid monthly in arrears. In the future, we may seek to amend our Charter to authorize and pay different distributions to different holders of Class T and/or Class R shares. Prior to amending our Charter to allow for distributions at different rates on the same class of shares, of the 0.67% distribution and shareholder servicing fee payable with respect to sales of Class R shares by registered investment advisors that participate on an alternative investment platform, 0.27% will be paid from the current distribution and shareholder servicing fee on Class R shares, which is payable out of amounts that otherwise would be distributed to holders of Class R shares, and 0.40% will be an additional expense to us.

We will cease paying the distribution and shareholder servicing fee (and cease deducting this fee from amounts otherwise available for distribution to a Class R stockholder) with respect to a Class R share sold at the earlier of: (1) the date at which the aggregate underwriting compensation from all sources equals 10% of the gross proceeds from the sale of shares (excluding proceeds from sales pursuant to the distribution reinvestment plan); (2) the end of the month in which our transfer agent, on our behalf, determines that total underwriting compensation, including selling commissions, dealer manager fees, the distribution and shareholder servicing fee and other elements of underwriting compensation with respect to such Class R share would be in excess of 10% of the total gross investment amount at the time of purchase of such Class R share; (3) the date on which such Class R share is repurchased by us; and (4) the listing of our shares of common stock on a national securities exchange, our sale or the sale of all or substantially all of our assets.
We will cease paying the distribution and shareholder servicing fee (and cease deducting this fee from amounts otherwise available for distribution to a Class T stockholder) with respect to a Class T share sold at the earlier of: (1) the date at which the aggregate underwriting compensation from all sources equals 10% of the gross proceeds from the sale of shares (excluding proceeds from sales pursuant to the distribution reinvestment plan); (2) the sixth anniversary of the last day of the fiscal quarter in which the Public Offering (excluding the distribution reinvestment plan) terminates; (3) the end of the month in which our transfer agent, on our behalf, determines that total underwriting compensation, including selling commissions, dealer manager fees, the distribution and shareholder servicing fee and other elements of underwriting compensation with respect to such Class T share, would be in excess of 10% of the total gross investment amount at the time of purchase of such Class T share; (4) the end of the month in which our transfer agent, on our behalf, determines that the distribution and shareholder servicing fee with respect to such Class T share would be in excess of 4.5% (or a lower limit that is set forth in the participating dealer manager agreement agreed to by our dealer manager and the applicable participating broker dealer) of the total gross investment amount at the time of purchase of such Class T share; (5) the date on which such Class T share is repurchased by us; (6) the date on which the holder of such Class T share or its agent notifies us or our agent that he or she is represented by a new participating broker-dealer; provided that we will continue paying the distribution and shareholder servicing fee, which shall be reallowed to the new participating broker-dealer, if the new participating broker-dealer enters into a participating dealer agreement or otherwise agrees to provide the ongoing services set forth in the dealer manager agreement; and (7) the listing of our shares of common stock on a national securities exchange, our sale or the sale of all or substantially all of our assets. We cannot predict if or when this will occur. For the period from July 29, 2015 (inception) to December 31, 2016, we paid $0 and $32,655 in distribution and shareholder servicing fees to our dealer manager in connection with the sale of Class R shares and Class T shares in our initial public offering, respectively. For the three months ended March 31, 2017, we paid $1,488 and $63,336 in distribution and shareholder servicing fees to our dealer manager in connection with the sale of Class R shares and Class T shares in our initial public offering, respectively.
Fees and Reimbursements Paid to our Property Manager

•
We have entered into property management agreements with Steadfast Management Company, Inc., or our property manager, in connection with the management of our properties. Pursuant to the property management agreements, we pay our property manager a monthly management fee equal to a range from 2.75% to 3.0% of each property’s gross revenues (as defined in the respective management agreements) for each month in addition to an incentive management fee equal to 1.0% of total collections based on performance metrics of the properties. Our property manager may subcontract with third-party property managers and will be responsible for supervising and compensating those third-party property managers and will be paid an oversight fee equal to 1.0% of the gross revenues of the property managed for providing such supervisory services. In no event will we pay our property manager or any affiliate both a property management fee and an oversight fee with respect to any particular property. Each management agreement has an initial one year term and will continue thereafter on a month-to-month basis unless either party gives prior 60-day notice of its desire to terminate the management agreement, provided that we may terminate the management agreement at any time upon a determination of gross negligence, willful misconduct or bad acts of our property manager or its employees or upon an uncured breach of the property management agreement upon 30 days’ prior written notice to our property manager. In the event of a termination of the property management agreement by us without cause, we will pay a termination fee to our property manager equal to three months of the monthly management fee based on the average gross collections for the three months preceding the date of termination. For the period from July 29, 2015 (inception) to December 31, 2016, we paid property management fees of $23,117 to our property manager. For the three months ended March 31, 2017, we paid property management fees of $81,775 to our property manager.

•
The property management agreements specify that we are to reimburse the property manager for the salaries and related benefits of on-site personnel. For the period from July 29, 2015 (inception) to December 31, 2016, we reimbursed on-site personnel costs of $135,956 to our property manager. For the three months ended March 31, 2017, we reimbursed on-site personnel costs of $208,427 to our property manager.

•
The property management agreements also specify certain other fees payable to our property manager for benefit administration, information technology infrastructure, licenses and support and training services. For the period from July 29, 2015 (inception) to December 31, 2016, we paid other fees of $12,932 to our property manager. For the three months ended March 31, 2017, we paid other fees of $24,774 to our property manager.

Payments to our Construction Manager

•
We have entered into construction management agreements with Pacific Coast Land & Construction, Inc., our construction manager, an affiliate of our sponsor, for construction management or construction oversight services rendered in connection with capital improvements and renovation or value-enhancement projects. The fees for such services with respect to the property under the construction management agreements is equal to 6.0% of the total cost of the work done; provided, however, that such fees shall only be paid if a majority of our Board of Directors, including a majority of our independent directors, determine that such fees are fair and reasonable in relation to the services being performed. Generally, each construction management agreement can be terminated by either party with 30 days’ prior written notice to the other party. Construction management fees are capitalized to the respective real estate properties in the period in which they are incurred, as such costs relate to capital improvements and renovations for apartment homes taken out of service while they undergo the planned renovation. For the period from July 29, 2015 (inception) to December 31, 2016, we paid construction management fees of $12,828 to our construction manager. For the three months ended March 31, 2017, we paid construction management fees of $16,477 to our construction manager.

•
The construction management agreements also specify that we are to reimburse our construction manager for the salaries and related benefits of certain of its employees for time spent working on capital improvements and renovations. For the period from July 29, 2015 (inception) to December 31, 2016, we reimbursed labor costs of $482 to our construction manager. For the three months ended March 31, 2017, we reimbursed labor costs of $29,567 to our construction manager.

Other Transactions

•
We deposit amounts with an affiliate of our sponsor to fund a prepaid insurance deductible account to cover the cost of required insurance deductibles across all properties owned by us and other affiliated entities of our sponsor. Upon filing a major claim, proceeds from the insurance deductible account may be used by us or another affiliate of our sponsor. For the period from July 29, 2015 (inception) to December 31, 2016, we funded $2,028 into the prepaid deductible account to an affiliate of our sponsor. For the three months ended March 31, 2017, we funded $0 into the prepaid deductible account to an affiliate of our sponsor.

•
In connection with the acquisition of Carriage House Apartment Homes, an affiliate of our advisor paid on our behalf an escrow deposit of $234,000, all of which was settled as of December 31, 2016. For the three months ended March 31, 2017, no such transactions occurred.

Currently Proposed Transactions
Other than as described above, there are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described above.

Policies and Procedures for Transactions with Related Persons
In order to reduce or eliminate certain potential conflicts of interest, our Charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our advisor, our directors or their respective affiliates. Each of the restrictions and procedures that apply to transactions with our advisor and its affiliates will also apply to any transaction with any entity or real estate program controlled by our advisor and its affiliates. As a general rule, any related party transaction must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.
We have also adopted a Code of Ethics that applies to each of our officers and directors, which we refer to as “covered persons.” The Code of Ethics sets forth certain conflicts of interest policies that limit and govern certain matters among us, the covered persons, our advisor and their respective affiliates. Our Code of Ethics is available on our website at www.steadfastreits.com. For more information on our Code of Ethics, see “Code of Business Conduct and Ethics.”

ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 was mailed to stockholders on or about April 26, 2017. Our Annual Report on Form 10-K is incorporated in this proxy statement and is deemed a part of the proxy soliciting material.
ANY STOCKHOLDER WHO DID NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: STEADFAST APARTMENT REIT III, INC., 18100 VON KARMAN AVENUE, SUITE 500, IRVINE, CALIFORNIA 92612, ATTENTION: SECRETARY.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which contains general guidelines for conducting our business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all of our officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions and all members of our Board of Directors. The Code of Ethics covers topics including, but not limited to, conflicts of interest, record keeping and reporting, payments to foreign and U.S. government personnel and compliance with laws, rules and regulations. Our Code of Ethics is available on our website at www.steadfastreits.com. We will also provide to any person without charge a copy of our Code of Ethics, including any amendments or waivers, upon written request delivered to our principal executive office at Steadfast Apartment REIT III, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary.

PROPOSALS FOR 2018 ANNUAL MEETING OF STOCKHOLDERS
Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at the 2018 Annual Meeting of Stockholders must cause such proposal to be received at our principal executive offices located at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary, no later than February 15, 2018, in order for the proposal to be considered for inclusion in our proxy statement for that meeting; provided, however, that in the event that the date of the 2018 Annual Meeting of Stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2017 Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.
Pursuant to Article II, Section 11(a)(2) of our bylaws, if a stockholder wishes to present a proposal at the 2018 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices, no earlier than January 16, 2018 and no later than 5:00 p.m., Pacific Time, on February 15, 2018; provided, however, that in the event that the date of the 2018 Annual Meeting of Stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2017 Annual Meeting of Stockholders, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2018 Annual Meeting of Stockholders and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the 2018 Annual Meeting of Stockholders as originally convened, or the tenth day following the day on which public announcement of the date of the 2018 Annual Meeting of Stockholders is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. We presently anticipate holding the 2018 Annual Meeting of Stockholders in August 2018.

OTHER MATTERS
Mailing of Materials; Other Business
We are mailing a proxy card together with this proxy statement to all stockholders of record on or about June 15, 2017. The only business to come before the 2017 Annual Meeting of which management is aware is set forth in this proxy statement. If any other business does properly come before the 2017 Annual Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.
It is important that proxies be returned promptly. Therefore, stockholders are urged to date, sign and return the accompanying proxy card in the accompanying return envelope. Investors may also vote by telephone by calling (866) 858-9527 or by internet by following the instructions provided on the accompanying proxy card.
Legal Proceedings
We are not aware of any current legal proceedings involving any of our directors or executive officers and either the Company or any of its subsidiaries.

APPENDIX A
ARTICLES OF AMENDMENT
See attached.

STEADFAST APARTMENT REIT III, INC.

ARTICLES OF AMENDMENT

Steadfast Apartment REIT III, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST: The charter of the Corporation (the “Charter”) is hereby amended by deleting the definition of “Roll-Up Transaction” in Article IV of the Charter in its entirety and substituting in lieu thereof a new definition of “Roll-Up Transaction” as follows:
Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:
(a)    a transaction involving securities of the Corporation that have been listed on a national securities exchange for at least twelve months; or
(b)    a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:
(i)    voting rights of the holders of Common Shares;
(ii)    the term of existence of the Corporation;
(iii)    Sponsor or Advisor compensation; or
(iv)    the Corporation’s investment objectives.
SECOND: The Charter is hereby further amended by adding the following sentence to Section 5.5 of Article V of the Charter:
Dividends or other Distributions declared and paid with respect to the Shares of any class of Common Shares may vary among holders thereof in order to account for differences in (a) the distribution and shareholder servicing fees and other fees and expenses payable to the Dealer Manager with respect to such Shares and (b) the duration of Stockholders’ ownership of such Shares.
THIRD: The Charter is hereby further amended by deleting clause (a) of the second paragraph in Article XIV of the Charter in its entirety and substituting in lieu thereof a new clause (a) as follows:
(a)    that would result in the holders of Common Shares having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1, 11.2, 11.3, 11.6 and 12.1 hereof;
FOURTH: The amendments to the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FIFTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of ______________, 2017.

ATTEST:	STEADFAST APARTMENT REIT III, INC.

(SEAL)
Name: Ana Marie del Rio	Name: Ella S. Neyland
Title: Secretary	Title: President

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY:
INTERNET
P.O. BOX 8035	Go To: www.proxypush.com/STARIII
CARY, NC 27512-9916	• Cast your vote online.
• Have your Proxy Card ready.
• Follow the simple instructions to record your vote.
PHONE
Call 1-866-858-9527
• Use any touch-tone telephone.
• Have your Proxy Card ready.
• Follow the simple recorded instructions.
MAIL
• Mark, sign and date your Proxy Card.
• Fold and return your Proxy Card in the postage- paid envelope provided with the address below showing through the window.

PROXY TABULATOR
P.O. BOX 8035
CARY, NC 27512-9916

ò Please fold here — Do not separate ò

STEADFAST APARTMENT REIT III, INC.
ANNUAL MEETING OF STOCKHOLDERS
August 8, 2017
Solicited by the Board of Directors
Please Vote by August 7, 2017
The undersigned stockholder of Steadfast Apartment REIT III, Inc., a Maryland corporation, hereby appoints Rodney F. Emery and Ana Marie del Rio, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2017 Annual Meeting of Stockholders of Steadfast Apartment REIT III, Inc. to be held on Tuesday, August 8, 2017 at 8:30 a.m. local time, at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.
This proxy is solicited on behalf of the Steadfast Apartment REIT III, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2017 Annual Meeting, including matters incident to its conduct.

When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Stock Owner sign here

Co-Owner sign here

Date	Scan code for mobile voting
PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report are available at: www.proxypush.com/STARIII

PLEASE AUTHORIZE YOUR PROXY TODAY!

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FIVE NOMINEES TO THE BOARD OF DIRECTORS NAMED BELOW, “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017, “FOR” THE APPROVAL OF THE AMENDMENTS TO OUR CHARTER TO COMPLY WITH REQUESTS FROM A STATE SECURITIES ADMINISTRATOR, AND “FOR” THE APPROVAL OF THE AMENDMENT TO OUR CHARTER TO PERMIT THE DECLARATION AND PAYMENT OF VARYING DIVIDENDS OR OTHER DISTRIBUTIONS WITH RESPECT TO THE SHARES OF ANY CLASS OF OUR COMMON STOCK. IF NO SPECIFICATIONS ARE MADE, SUCH PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

1.
The election of Rodney F. Emery, Ella S. Neyland, Stephen R. Bowie, Ned W. Brines and Janice M. Munemitsu to serve as Directors until the Annual Meeting of Stockholders of Steadfast Apartment REIT III, Inc. to be held in the year 2018 and until each of their successors is duly elected and qualify.
			FOR ALL ☐	WITHHOLD ALL ☐
To vote on each nominee individually, please vote below:

	Nominees:		FOR	WITHHOLD
	(1) Rodney F. Emery		☐	☐
	(2) Ella S. Neyland		☐	☐
	(3) Stephen R. Bowie		☐	☐
	(4) Ned W. Brines		☐	☐
	(5) Janice M. Munemitsu		☐	☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	The amendments to the Company’s Charter to comply with requests from a state securities administrator.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	The amendment to the Company’s charter to permit the declaration and payment of varying dividends or other distributions with respect to the shares of any class of the Company’s common stock.	☐	☐	☐

YOUR VOTE IS IMPORTANT! PLEASE BE SURE TO SIGN, DATE AND RETURN YOUR PROXY CARD TODAY